U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 15, 2007
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111 (Address of principal executive offices) (Zip code)

415-394-9000 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 3.3

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 15, 2007, we filed with the State Department of Assessments and Taxation of Maryland (i) Articles Supplementary Redesignating and Reclassifying 510,000 Shares of 8.00% Series I Cumulative Redeemable Preferred Stock as Preferred Stock, (ii) Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series J Cumulative Redeemable Preferred Stock as Preferred Stock and (iii) Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series K Cumulative Redeemable Preferred Stock as Preferred Stock, without further designation or any preferences or relative, participating, optional, conversion or other rights appertaining thereto, or voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption, other than those, if any, applicable to shares of our preferred stock generally. The shares of 8.00% Series I Cumulative Redeemable Preferred Stock, 7.95% Series J Cumulative Redeemable Preferred Stock and 7.95% Series K Cumulative Redeemable Preferred Stock had been designated as such in anticipation of the possible exchange of the Series I Cumulative Redeemable Preferred Limited Partnership Units, Series J Cumulative Redeemable Preferred Limited Partnership Units and Series K Cumulative Redeemable Preferred Limited Partnership Units, respectively. The Series I Cumulative Redeemable Preferred Limited Partnership Units were repurchased by our subsidiary, AMB Property II, L.P., and the Series J Cumulative Redeemable Preferred Limited Partnership Units and Series K Cumulative Redeemable Preferred Limited Partnership Units were redeemed by our subsidiary, AMB Property, L.P. A copy of the Articles Supplementary Redesignating and Reclassifying 510,000 Shares of 8.00% Series I Cumulative Redeemable Preferred Stock as Preferred Stock, the Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series J Cumulative Redeemable Preferred Stock as Preferred Stock and the Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series K Cumulative Redeemable Preferred Stock as Preferred Stock are attached to this report as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated by reference in this report.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits
3.1	Articles Supplementary Redesignating and Reclassifying 510,000 Shares of 8.00% Series I Cumulative Redeemable Preferred Stock as Preferred Stock
3.2	Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series J Cumulative Redeemable Preferred Stock as Preferred Stock
3.3	Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series K Cumulative Redeemable Preferred Stock as Preferred Stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: May 16, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Articles Supplementary Redesignating and Reclassifying 510,000 Shares of 8.00% Series I Cumulative Redeemable Preferred Stock as Preferred Stock

3.2	Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series J Cumulative Redeemable Preferred Stock as Preferred Stock

3.3	Articles Supplementary Redesignating and Reclassifying 800,000 Shares of 7.95% Series K Cumulative Redeemable Preferred Stock as Preferred Stock